UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2005



                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


          000-32829                                         88-0470235
   (Commission File Number)                    (IRS Employer Identification No.)

1802 N. CARSON ST., NO. 212-2705,                             89701
    CARSON CITY, NEVADA                                    (Zip Code)
(principal executive offices)



                                 (775) 887-0670
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  3.03     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

     Effective June 28, 2005, Palomar Enterprises, Inc. (the "Registrant") designated 1,000,000,000 shares of its common stock as the "Class B Common Stock" by filing a Certificate of Designation with the Secretary of State of Nevada establishing the Class B Common Stock. The Certificate of Designation establishing the Class B Common Stock is filed as an exhibit to this Current Report. The relative terms, rights and preferences of the shares of the Class B Common Stock will be identical to those of the existing common stock, except:

-    Different  CUSIP  Numbers. The Class B Common Stock will be designated with
     -------------------------
     its own CUSIP number and the existing common stock will be designated with its own CUSIP number; and

-    No  Adjustment  Upon Subdivision or Combination of the Common Stock. If the
     -------------------------------------------------------------------
     Company at any time subdivides the common stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, or combines the common stock (by combination, reverse split or otherwise) into a smaller number of shares, the neither the number of the issued and outstanding shares of the Class B Common Stock, nor the number of shares held by each holder of the Class B Common Stock will be proportionately adjusted.

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Effective June 22, 2005, the Registrant dismissed its independent auditor, Epstein Weber Conover P.L.C., Certified Public Accountants ("Epstein Weber").

     Epstein Weber's reports on the Registrant's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Epstein Weber's report on the Registrant's Form 10-KSB for the year ended December 31, 2004 raised considerable doubt about its ability to continue as a going concern.

     The decision to change accountants was approved by the Registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through June 22, 2005 there were no disagreements between the Registrant and Epstein Weber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein Weber, would have caused Epstein Weber to make reference to the subject matter of the disagreements in connection with his reports on the financial statements for such periods.

     Regulation  S-K  Item  304(a)(1)(v)  is  not  applicable  to  this  Report.

     On June 22, 2005 the Registrant engaged Beckstead and Watts, LLP (Beckstead and Watts) as the Registrant's independent accountant to report on the Registrant's balance sheet as of December 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Beckstead and Watts was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Beckstead and Watts, neither the Registrant nor anyone on the Registrant's behalf consulted with Beckstead and Watts regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

     The Registrant has provided the former accountant with a copy of this Report before its filing with the Commission. The Registrant has requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in this Report and, if not, stating the respects in which they do not agree. As of the date of this Current Report, the Registrant has not yet received the former accountants' letter.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective June 27, 2005, James Williams resigned as a director of the Registrant to pursue other opportunities. There were no disagreements between the Registrant and Mr. Williams. The effective date of the resignation was June 27, 2005. Mr. Williams furnished the Registrant with a letter regarding his resignation, which is attached as an exhibit to this Report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     See Item 3.03 of this Current Report. The effective date of the filing of the Certificate of Designation establishing the Class B Common Stock was June 28, 2005.

ITEM  8.01     OTHER  EVENTS.

     On April 22, 2005, as previously reported by the Registrant in its Current Report on Form 8-K, an "E" was appended to the Registrant's trading symbol due to the Registrant's failure to timely file its Annual Report on Form 10-KSB for the period ended December 31, 2004. The Registrant filed its Annual Report for the period ended December 31, 2004 on May 20, 2005, however, on that date, the Registrant was delinquent in filing its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005. Consequently, the "E" remained appended to the Registrant's trading symbol.

     On June 23, 2005, the Registrant complied with the filing requirements, having filed its Form 10-QSB for the quarter ended March 31, 2005. On June 28, 2005, the Registrant was informed by the NASDAQ that the Registrant's securities are eligible for continued quotation on the Over The Counter Bulletin Board. In addition, the Registrant's trading symbol was changed from PLMIE to PLMI effective with the open of business effective June 28, 2005.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------    -----------------------
        4.1  Certificate of Designation establishing the Class B Common Stock, filed effective June 28, 2005.
       17.1  Letter of Resignation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 1, 2005.                     PALOMAR ENTERPRISES, INC.


                                        By /s/ Steve Bonenberger
                                          --------------------------------------
                                          Steve Bonenberger, President